UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

MGI PHARMA, INC. and SuperGen, Inc. today announced they have received an approvable letter from the U.S. Food and Drug Administration for Dacogen™ (decitabine) injection for the treatment of myelodysplastic syndromes (MDS). The press release furnished as Exhibit 99.1 to this report is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	MGI PHARMA, INC. press release dated September 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 1, 2005	MGI PHARMA, INC.

	By:	/s/ Eric P. Loukas
Eric P. Loukas
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

99.1	MGI PHARMA, INC. press release dated September 1, 2005.